
                                           THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                                        (Amounts in Millions)
                                      Fiscal Year 2002 - Business Segment Earnings Information


             PRIOR STRUCTURE - SEGMENT INFORMATION                              NEW STRUCTURE - SEGMENT INFORMATION
             -------------------------------------                              -----------------------------------
                               Quarters Ended                                                     Quarters Ended
                       -------------------------------    Total                          ---------------------------------    Total
                       Sept.30  Dec.31  Mar.31  Jun.30     Year                          Sept.30   Dec.31  Mar.31   Jun.30     Year
                       ----------------------------------------                          ------------------------------------------
FABRIC & HOME CARE                                                 FABRIC & HOME CARE
 Net Sales               2,883   2,967   2,837   2,931   11,618     Net Sales              2,883    2,967   2,837    2,931   11,618
 Earnings Before Income                                             Earnings Before Income
   Taxes                   665     660     716     687    2,728       Taxes                  665      660     716      687    2,728
 Net Earnings              450     437     472     472    1,831     Net Earnings             450      437     472      472    1,831

BABY, FEMININE & FAMILY CARE                                       BABY & FAMILY CARE
 Volume Index versus                                                Volume Index versus
   Prior Year              104     103     104     103      103       Prior Year             107      105     106      104      105
 Net Sales               2,997   3,025   2,898   2,957   11,877     Net Sales              2,312    2,360   2,259    2,302    9,233
 Earnings Before Income                                             Earnings Before Income
   Taxes                   549     553     450     409    1,961       Taxes                  364      381     256      271    1,272
 Net Earnings              342     335     263     230    1,170     Net Earnings             223      228     144      143      738

BEAUTY CARE                                                        BEAUTY CARE
 Volume Index versus                                                Volume Index versus
   Prior Year               99     115     128     132      119       Prior Year              98      110     121      123      113
 Net Sales               1,772   2,060   2,109   2,138    8,079     Net Sales              2,457    2,725   2,748    2,793   10,723
 Earnings Before Income                                             Earnings Before Income
   Taxes                   458     441     402     363    1,664       Taxes                  643      613     596      502    2,354
 Net Earnings              326     334     269     248    1,177     Net Earnings             445      442     388      335    1,610

HEALTH CARE                                                        HEALTH CARE
 Net Sales               1,176   1,341   1,215   1,247    4,979     Net Sales              1,176    1,341   1,215    1,247    4,979
 Earnings Before Income                                             Earnings Before Income
   Taxes                   210     264     188     133      795       Taxes                  210      264     188      133      795
 Net Earnings              140     172     124      85      521     Net Earnings             140      172     124       85      521

FOOD & BEVERAGE                                                    SNACKS & BEVERAGES
 Volume Index versus                                                Volume Index versus
   Prior Year               93      91      99      94       94       Prior Year              97       96      99       99       98
 Net Sales                 955   1,053     879     914    3,801     Net Sales                798      873     751      827    3,249
 Earnings Before Income                                             Earnings Before Income
   Taxes                   154     192     132     126      604       Taxes                  113      144     108      111      476
 Net Earnings               99     126      79      80      384     Net Earnings              74       96      64       69      303

CORPORATE                                                          CORPORATE
 Net Sales                 (17)    (43)    (38)    (18)    (116)    Net Sales                140      137      90       69      436
 Earnings Before Income                                             Earnings Before Income
   Taxes                  (409)   (196)   (340)   (424)  (1,369)      Taxes                 (368)    (148)   (316)    (410)  (1,242)
 Net Earnings             (253)   (105)   (168)   (205)    (731)    Net Earnings            (228)     (76)   (153)    (194)    (651)

TOTAL COMPANY                                                      TOTAL COMPANY
 Net Sales               9,766  10,403   9,900   10,169  40,238     Net Sales              9,766   10,403   9,900   10,169   40,238
 Earnings Before Income                                             Earnings Before Income
   Taxes                 1,627   1,914   1,548   1,294    6,383       Taxes                1,627    1,914   1,548    1,294    6,383
 Net Earnings            1,104   1,299   1,039     910    4,352     Net Earnings           1,104    1,299   1,039      910    4,352



                                   FOREIGN EXCHANGE IMPACT ON NET SALES GROWTH VERSUS PRIOR YEAR
                                   -------------------------------------------------------------

            PRIOR STRUCTURE - SEGMENT INFORMATION                               NEW STRUCTURE - SEGMENT INFORMATION
            -------------------------------------                               -----------------------------------

                                  Quarters Ended                                                     Quarters Ended
                          -------------------------------                                   --------------------------------
                          Sept.30  Dec.31  Mar.31  Jun.30                                   Sept.30  Dec.31  Mar.31   Jun.30
                          -------------------------------                                   --------------------------------
FOREIGN EXCHANGE IMPACT ON NET SALES GROWTH VERSUS PRIOR YEAR         FOREIGN EXCHANGE IMPACT ON NET SALES GROWTH VERSUS PRIOR YEAR
Baby, Feminine & Family Care  -3%      0%     -3%     -1%             Baby & Family Care        -3%      0%     -3%      -1%
Beauty Care                   -3%     -2%     -3%      0%             Beauty Care               -3%     -1%     -3%       0%
Food & Beverage               -1%      0%     -1%      0%             Snacks & Beverages        -2%      0%     -2%       0%

                                           THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                                        (Amounts in Millions)
                                      Fiscal Year 2001 - Business Segment Earnings Information


             PRIOR STRUCTURE - SEGMENT INFORMATION                              NEW STRUCTURE - SEGMENT INFORMATION
             -------------------------------------                              -----------------------------------
                               Quarters Ended                                                     Quarters Ended
                       -------------------------------    Total                          ---------------------------------    Total
                       Sept.30  Dec.31  Mar.31  Jun.30     Year                          Sept.30   Dec.31  Mar.31   Jun.30     Year
                       ----------------------------------------                          ------------------------------------------
FABRIC & HOME CARE                                                 FABRIC & HOME CARE
 Net Sales               3,075   2,929   2,773   2,883   11,660     Net Sales              3,075    2,929   2,773    2,883   11,660
 Earnings Before Income                                             Earnings Before Income
   Taxes                   736     590     510     594    2,430       Taxes                  736      590     510      594    2,430
 Net Earnings              498     390     348     407    1,643     Net Earnings             498      390     348      407    1,643

BABY, FEMININE & FAMILY CARE                                       BABY & FAMILY CARE
 Net Sales               3,039   3,047   2,936   2,969   11,991     Net Sales              2,292    2,357   2,273    2,299    9,221
 Earnings Before Income                                             Earnings Before Income
   Taxes                   513     483     403     346    1,745       Taxes                  301      322     271      225    1,119
 Net Earnings              329     295     236     192    1,052     Net Earnings             195      191     158      114      658

BEAUTY CARE                                                        BEAUTY CARE
 Net Sales               1,865   1,858   1,780   1,754    7,257     Net Sales              2,612    2,548   2,443    2,424   10,027
 Earnings Before Income                                             Earnings Before Income
   Taxes                   384     412     356     240    1,392       Taxes                  595      574     487      361    2,017
 Net Earnings              267     286     243     171      967     Net Earnings             401      390     322      248    1,361

HEALTH CARE                                                        HEALTH CARE
 Net Sales                 990   1,150   1,097   1,116    4,353     Net Sales                990    1,150   1,097    1,116    4,353
 Earnings Before Income                                             Earnings Before Income
   Taxes                   117     252     144      71      584       Taxes                  117      252     144       71      584
 Net Earnings               81     164      91      54      390     Net Earnings              81      164      91       54      390

FOOD & BEVERAGE                                                    SNACKS & BEVERAGES
 Net Sales               1,053   1,178     938     970    4,139     Net Sales                869      949     808      834    3,460
 Earnings Before Income                                             Earnings Before Income
   Taxes                   122     195     118     111      546       Taxes                   86      136      95       84      401
 Net Earnings               75     124      67      66      332     Net Earnings              53       87      52       50      242

CORPORATE                                                          CORPORATE
 Net Sales                 (53)     20     (13)   (110)    (156)    Net Sales                131      249     117       26      523
 Earnings Before Income                                             Earnings Before Income
   Taxes                  (169)   (151)   (206) (1,555)  (2,081)      Taxes                 (132)     (93)   (182)  (1,528)  (1,935)
 Net Earnings              (95)    (65)    (92) (1,210)  (1,462)    Net Earnings             (73)     (28)    (78)  (1,193)  (1,372)

TOTAL COMPANY                                                      TOTAL COMPANY
 Net Sales               9,969  10,182    9,511  9,582   39,244     Net Sales              9,969   10,182   9,511    9,582   39,244
 Earnings Before Income                                             Earnings Before Income
   Taxes                 1,703   1,781    1,325   (193)   4,616       Taxes                1,703    1,781   1,325     (193)   4,616
 Net Earnings            1,155   1,194      893   (320)   2,922     Net Earnings           1,155    1,194     893     (320)   2,922


                                   FOREIGN EXCHANGE IMPACT ON NET SALES GROWTH VERSUS PRIOR YEAR
                                   -------------------------------------------------------------

            PRIOR STRUCTURE - SEGMENT INFORMATION                               NEW STRUCTURE - SEGMENT INFORMATION
            -------------------------------------                               -----------------------------------

                                  Quarters Ended                                                     Quarters Ended
                          -------------------------------                                   --------------------------------
                          Sept.30  Dec.31  Mar.31  Jun.30                                   Sept.30  Dec.31  Mar.31   Jun.30
                          -------------------------------                                   --------------------------------
FOREIGN EXCHANGE IMPACT ON NET SALES GROWTH VERSUS PRIOR YEAR         FOREIGN EXCHANGE IMPACT ON NET SALES GROWTH VERSUS PRIOR YEAR
Baby, Feminine & Family Care  -4%     -5%     -3%     -4%             Baby & Family Care        -3%     -5%     -3%      -3%
Beauty Care                   -3%     -5%     -4%     -4%             Beauty Care               -3%     -6%     -4%      -4%
Food & Beverage               -2%     -3%     -1%     -2%             Snacks & Beverages        -2%     -4%     -2%      -3%